                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                          CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d)
                                   OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                              OCTOBER 14, 1999
              Date of report (Date of earliest event reported)

                              VISTA GOLD CORP.
           (Exact Name of Registrant as Specified in Its Charter)

                           YUKON TERRITORY, CANADA
               (State or Other Jurisdiction of Incorporation)

                  1-9025                               NOT APPLICABLE.
         (Commission File Number)            (IRS Employer Identification No.)

   370 Seventeenth Street, Suite 3000,
             Denver, CO USA                                  80202
(Address of Principal Executive Offices)                   (Zip Code)

                                (303) 629-2450
              (Registrant's Telephone Number, Including Area Code)

                               NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

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                               VISTA GOLD CORP.

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 5.    OTHER EVENTS.

      PRESS RELEASE DATED OCTOBER 14, 1999 ANNOUNCING THIRD QUARTER
      PRODUCTION.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of businesses acquired:

           Not applicable.

      (b)  PRO FORMA financial information:

           Not applicable.

      (c)  Exhibits

           20.1 Press Release dated October 14, 1999 announcing third quarter production.

ITEM 8.    CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VISTA GOLD CORP.
                                       (Registrant)


Date: October 14, 1999                 By: /s/ Roger L. Smith
                                           ----------------------------------
                                       Roger L. Smith
                                       Vice President Finance


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                                 EXHIBIT INDEX

              EXHIBIT NO.                                             PAGE NO.
              -----------                                             --------
20.1  Press release dated October 14, 1999
      announcing third quarter production.                               6


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